                                                                    EXHIBIT 99.3


         THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                           KELLSTROM INDUSTRIES, INC.

                          COMMON STOCK PURCHASE WARRANT

                          dated as of November 13, 2000

         THIS CERTIFIES THAT, for value received, KEY PRINCIPAL PARTNERS, L.L.C., or its successors or assigns (such Person and such successors and assigns each being the "Warrant Holder" with respect to the Warrant held by it), at any time and from time to time on any Business Day on or prior to 5:00 p.m. (New York City time), on the Expiration Date (as herein defined), is entitled
(a) to subscribe for the purchase from KELLSTROM INDUSTRIES, INC., a Delaware corporation (the "Company"), of (i) 368,381 shares of Common Stock, as to which this Warrant is immediately exercisable and (ii) an additional 324,851 shares of Common Stock, as to which this Warrant is exercisable on and after December 31, 2000 if the AVS Transaction has not been consummated on or before such date (as evidenced by the certificate of the chief financial officer of the Company delivered to the Warrant Holder on or before such date), at a price per share, in the case of (i) and (ii) above, equal to the Exercise Price (as herein defined), and (b) to the other rights set forth herein; PROVIDED that the number of shares of Common Stock issuable upon any exercise of this Warrant and the Exercise Price shall be adjusted and readjusted from time to time in accordance with Section 5. By accepting delivery hereof, the Warrant Holder agrees to be bound by the provisions hereof.

         IN FURTHERANCE THEREOF, the Company irrevocably undertakes and agrees for the benefit of Warrant Holder as follows:

         Section 1. DEFINITIONS AND CONSTRUCTION.

         (a) CERTAIN DEFINITIONS. As used herein (the following definitions being applicable in both singular and plural forms):

         "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

         "APPRAISED VALUE" means at any time the fair market value of a share of the Common Stock as determined as of that time by an independent investment bank of national repute selected jointly by Requisite Holders and the Company and retained pursuant to an engagement letter between the Company and such investment bank with respect to such valuation in form and substance acceptable to Requisite Holders; such Appraised Value shall be determined without deduction for liquidity considerations or minority shareholder status. The costs of engagement of such investment bank for any such determination of Appraised Value shall be paid by the Company.

         "AVS TRANSACTION" means the acquisition by the Company and/or one or more joint ventures in which the Company is an equity participant of substantially all of the parts business of Aviation Sales Company.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

         "CAPITAL REORGANIZATION" has the meaning set forth in SECTION 5(d).

         "CLOSING DATE" has the meaning set forth in the Subordinated Credit Agreement.

         "CLOSING PRICE" means, for any trading day with respect to a share of Common Stock, (a) the last reported sale price on such day on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in THE WALL STREET JOURNAL, or (b) if such Common Stock shall not be listed or admitted to trading on a national securities exchange, the last reported sales price on the NASDAQ National Market System or, if no such reported sale takes place on any such day, the average of the closing bid and asked prices thereon, as reported in THE WALL STREET JOURNAL, or (c) if such Common Stock shall not be quoted on such National Market System nor listed or admitted to trading on a national securities exchange, then the average of the closing bid and asked prices, as reported by THE WALL STREET JOURNAL for the over-the-counter market; provided that if CLAUSE
(A), (B), OR (C) applies and no price is reported in THE WALL STREET JOURNAL for any trading day, then the price reported in THE WALL STREET JOURNAL for the most recent prior trading day shall be deemed to be the price reported for such trading day.

         "COMMISSION" means the Securities and Exchange Commission or any other Federal agency administering the Securities Act at the time.

         "COMMON STOCK" means the Company's currently authorized capital stock, par value $.001, and stock of any other class or other consideration into which such currently authorized capital stock may hereafter have been changed.

         "COMMON STOCK DISTRIBUTION" has the meaning set forth in SECTION
5(b)(i).

         "COMMON STOCK REORGANIZATION" has the meaning set forth in SECTION
5(a).

         "COMPANY" has the meaning set forth in the introductory paragraph to this Warrant.

         "CONTINGENT OPTIONS" has the meaning set forth in the Subordinated Credit Agreement.

         "CONVERTIBLE SECURITIES" means any stock or securities, other than Options, convertible into or exchangeable for Common Stock.

         "DESIGNATED HOLDER" means, for any purpose, any holder (or a representative designated by such holder) of Warrants and Warrant Shares which is designated for such purpose by holders representing more than 50% of all the Warrant Shares outstanding, or issuable upon the exercise of all then outstanding Warrants.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

         "EXERCISE AMOUNT" means for any number of Warrant Shares as to which this Warrant is being exercised the product of (i) such number of Warrant Shares TIMES (ii) the Exercise Price.

         "EXERCISE PRICE" means $0.01 per Warrant Share, as adjusted from time to time pursuant to Section 5.

         "EXPIRATION DATE" means November 13, 2007.

         "INDEMNIFIED PARTY" has the meaning set forth in SECTION 6(f).

         "INDEMNIFYING PARTY" has the meaning set forth in SECTION 6(f).

         "INITIAL HOLDER" means Key Principal Partners, L.L.C.

         "INSPECTOR" has the meaning set forth in SECTION 6(b)(xi).

         "MARKET PRICE" on any day means (a) the higher of (i) the unweighted average of the daily Closing Prices per share of Common Stock for the 20 consecutive trading days prior to such date and (ii) the Closing Price per share of Common Stock for the trading day preceding such day or (b) if CLAUSES (A),
(B) AND (C) of the definition of "Closing Price" are inapplicable, then the Appraised Value as of such day; PROVIDED that for purposes of the application of
Section 5(b) to a Common Stock Distribution pursuant to a public offering registered under the Securities Act, "Market Price" means the Closing Price per share of Common Stock for the trading day preceding the effective date of the registration statement with respect to such public offering (or in the case of an initial public offering, the price per share in such offering).

         "NOTICE OF EXERCISE" has the meaning set forth in SECTION 2(a).

         "OPTIONS" means any rights to subscribe for or to purchase, or any warrants or options for the purchase of Common Stock or Convertible Securities.

         "PARTICIPATING HOLDERS" has the meaning set forth in SECTION 6(c)(i).

         "PERSON" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PUBLIC OFFERING" means a public offering of the Common Stock of the Company pursuant to a Registration Statement filed with the Commission in compliance with the Securities Act.

         "RECORDS" has the meaning set forth in SECTION 6(b)(xi).

         "REGISTRABLE SECURITIES" means any Warrant Shares until (a) a registration statement under the Securities Act covering such Warrant Shares shall have been declared effective and such Warrant Shares shall have been disposed of pursuant to such effective registration statement, (b) all Warrant Shares are eligible to be immediately sold under circumstances in which all of the conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met or such Warrant Shares may be sold pursuant to Rule 144(k), or (c) such Warrant Shares shall have been otherwise transferred, the Company shall have delivered one or more certificates or other evidence of ownership of such Warrant Shares not bearing the legend required pursuant to
Section 2 and such Warrant Shares may be resold without subsequent registration under the Securities Act.

         "REGISTRATION REQUEST" has the meaning set forth in SECTION 6(a)(i).

         "REQUISITE HOLDERS" means at any time holders of Warrant Shares and Warrants representing at least 51% of the Warrant Shares outstanding or issuable upon the exercise of all the outstanding Warrants.

         "SECURITIES ACT" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

         "SENIOR CREDIT AGREEMENT" has the meaning set forth in the Subordinated Credit Agreement, including any amendments thereto to which Requisite Holders have consented in writing.

         "SPECIAL DIVIDENDS" has the meaning set forth in SECTION 5(c).

         "SUBORDINATED CREDIT AGREEMENT" means that certain Senior Subordinated Note and Warrant Purchase Agreement, dated as of November 13, 2000, between the Company and Key Principal Partners, L.L.C., and any amendments thereto; unless otherwise specifically stated references herein to the Subordinated Credit Agreement or to provisions thereof, and the incorporation herein of any provisions thereof, shall remain operative notwithstanding the termination of the Subordinated Credit Agreement or the payment of the indebtedness of the Company thereunder.

         "SUBORDINATED NOTE" means a "Note" as defined in the Subordinated Credit Agreement.

         "WARRANT" means, as the context requires, (a) this warrant or (b) any of the other Common Stock purchase warrants originally issued pursuant the Subordinated Credit Agreement and, in either case, any successor warrant or warrants issued upon a whole or partial transfer or assignment of any such Common Stock purchase warrant or of any such successor warrant.

         "WARRANT HOLDER" has the meaning set forth in the introductory paragraph to this Warrant.

         "WARRANT SHARES" means the number of shares of Common Stock issued or issuable upon exercise of this Warrant as set forth in the introduction hereto, as adjusted from time to time pursuant to SECTION 5, or in the case of other Warrants, issuable upon exercise of those Warrants.

         (b) ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with generally accepted accounting principles. When used herein, the term "financial statements" shall include the notes and schedules thereto. References to fiscal periods are to fiscal periods of the Company.

         (c) COMPUTATION OF TIME PERIODS. With respect to the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding." Periods of days shall be counted in calendar days unless otherwise stated.

         (d) CONSTRUCTION. Unless the context requires otherwise, references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Warrant refer to this Warrant as a whole and not to any particular provision of this Warrant. Section, subsection, clause, exhibit and schedule references are to this Warrant, unless otherwise specified. Any reference to this Warrant, or the other Subordinated Credit Documents (as defined in the Subordinated Credit Agreement) includes any and all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Definitions from the Subordinated Credit Agreement which are referenced herein are incorporated herein in full (together with any necessary constituent definitions) and remain operative notwithstanding any termination of the Subordinated Credit Agreement.

         (e) EXHIBITS AND SCHEDULES. All of the exhibits and schedules attached hereto shall be deemed incorporated herein by reference.

         (f) NO PRESUMPTION AGAINST ANY PARTY. Neither this Warrant nor any uncertainty or ambiguity herein or therein shall be construed or resolved using any presumption against any party hereto or thereto, whether under any rule of construction or otherwise. On the contrary, this Warrant has been reviewed by each of the parties and their counsel and, in the case of any ambiguity or uncertainty, shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

         Section 2. EXERCISE OF WARRANT.

         (a) EXERCISE AND PAYMENT. The Warrant Holder may exercise this Warrant in whole or in part, at any time or from time to time on any Business Day on or prior to the Expiration Date, by delivering to the Company a duly executed notice (a "Notice of Exercise") in the form of EXHIBIT A and by payment to the Company of the Exercise Price per Warrant Share, at the election of the Warrant Holder, either (a) by wire transfer of immediately available funds to the account of the Company in an amount equal to the Exercise Amount, (b) by receiving from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having a value, based on the Closing Price on the trading day immediately prior to the date of such exercise (or if there is no such Closing Price, then based on the Appraised Value as of such day), equal to the Exercise Amount, (c) by surrendering that portion of any Subordinated Note held by the Warrant Holder in an amount equal to the Exercise Amount, or (d) any combination of the foregoing.

         (b) EFFECTIVENESS AND DELIVERY. As soon as practicable but not later than five Business Days after the Company shall have received such Notice of Exercise and payment, the Company shall execute and deliver or cause to be executed and delivered, in accordance with such Notice of Exercise, a certificate or certificates representing the number of shares of Common Stock specified in such Notice of Exercise, issued in the name of the Warrant Holder or in such other name or names of any Person or Persons designated in such Notice of Exercise. This Warrant shall be deemed to have been exercised and such share certificate or certificates shall be deemed to have been issued, and the Warrant Holder or other Person or Persons designated in such Notice of Exercise shall be deemed for all purposes to have become a holder of record of shares of Common Stock, as of the date that such Notice of Exercise and payment shall have been received by the Company.

         (c) SURRENDER OF WARRANT. The Warrant Holder shall surrender this Warrant Certificate to the Company when it delivers the Notice of Exercise, and in the event of a partial exercise of the Warrant, the Company shall execute and deliver to the Warrant Holder, at the time the Company delivers the share certificate or certificates issued pursuant to such Notice of Exercise, a new Warrant Certificate for the unexercised portion of the Warrant, but in all other respects identical to this Warrant Certificate; PROVIDED that in the event of a partial exercise of the Warrant by an Initial Holder or any Affiliate of an Initial Holder, this Warrant Certificate need not be surrendered to the Company if such Initial Holder or its Affiliate, as the case may be, agrees to make a notation of this Warrant Certificate of such partial exercise on the Warrant.

         (d) LEGEND. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such Warrant Shares are registered under the Securities Act, shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         Any certificate for Warrant Shares issued at any time in exchange or substitution for any certificate bearing such legend (unless at that time such Warrant Shares are registered under the Securities Act) shall also bear such legend unless, in the written opinion of counsel selected by the holder of such certificate (who may be an employee of such holder), which counsel and opinion shall be reasonably acceptable to the Company, the Warrant Shares represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         (e) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares of Common Stock upon an exercise of the Warrant. If any fraction of a share would, but for this restriction, be issuable upon an exercise of the Warrant, in lieu of delivering such fractional share, the Company shall pay to the Warrant Holder, in cash, an amount equal to the same fraction times the Closing Price on the trading day immediately prior to the date of such exercise (or if there is no such Closing Price, then based on the Appraised Value as of such day).

         (f) EXPENSES AND TAXES. The Company shall pay all expenses and taxes payable in connection with the preparation, issuance and delivery of certificates for the Warrant Shares and any new Warrant Certificates, except that if the certificates for the Warrant Shares or the new Warrant Certificates are to be registered in a name or names other than the name of the Warrant Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Warrant Holder at the time of its delivery of the Notice of Exercise or promptly upon receipt of a written request by the Company for payment.

         Section 3. INVESTMENT REPRESENTATION. By accepting the Warrant, the Warrant Holder represents that it is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution, that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws, and that the Warrant Holder is an "accredited investor" as that term is defined in Rule 501 under the Securities Act.

         Section 4. VALIDITY OF WARRANT AND ISSUANCE OF SHARES; PERCENTAGE INTEREST.

         (a) The Company represents and warrants that this Warrant has been duly authorized, is validly issued, and constitutes the valid and binding obligation of the Company.

         (b) The Company further represents and warrants that on the date hereof it is duly authorized and reserved, and the Company hereby agrees that it will at all times until the Expiration Date have duly authorized and reserved, such number of shares of Common Stock as will be sufficient to permit the exercise in full of the Warrant, and that all such shares are and will be duly authorized and, when issued upon exercise of the Warrant, will be validly issued, fully paid and non-assessable, and free and clear of all security interests, claims, liens, equities and other encumbrances.

         Section 5. ANTIDILUTION PROVISIONS. The Exercise Price in effect at any time, and the number of Warrant Shares that may be purchased upon any exercise of the Warrant, shall be subject to change or adjustment as follows:

         (a) COMMON STOCK REORGANIZATION. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, by way of stock split, stock dividend or otherwise, or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being herein called a "COMMON STOCK REORGANIZATION"), then (i) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before giving effect to such Common Stock Reorganization.

         (b) COMMON STOCK DISTRIBUTION.

         (i) If the Company shall issue, sell or otherwise distribute any share of Common Stock (a "Common Stock Distribution") other than (A) pursuant to a Corporate Reorganization (which is governed by SECTION 5(A)), (B) pursuant to the exercise of Options and Convertible Securities that were outstanding as of the Closing Date (which in the case of the Contingent Options shall be subject to the provisions of SECTION 5(E)(V)), or (C) pursuant to the exercise of any Warrant, for a consideration per share less than the Market Price immediately prior to such Common Stock Distribution (or, in the case of a Public Offering, for a consideration per share less than 95% of the Market Price immediately prior to such Common Stock Distribution), then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such Common Stock Distribution multiplied by such Market Price, plus
(B) the consideration, if any, received by the Company upon such Common Stock Distribution, and the denominator of which shall be the product of (1) the total number of shares of Common Stock outstanding immediately after such Common Stock Distribution multiplied by (2) such Market Price.

         If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this SECTION 5(B), including by operation of paragraph (ii) or (iii) below, then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such event and the denominator of which shall be the Exercise Price as adjusted in accordance with this SECTION 5(b).

         The provisions of this SECTION 5(b), including by operation of paragraph (ii) or (iii) below, shall not operate to increase the Exercise Price or reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant (except for corrective re-adjustments under SECTION 5(b)(iv)).

         (ii) If the Company shall issue, sell, distribute or otherwise grant in any manner (including by assumption) any Options (including options to purchase Convertible Securities), whether or not such Options or the rights to convert or exchange any such Convertible Securities in respect of such Options are immediately exercisable or exercisable prior to the Expiration Date or thereafter, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities in respect of such Options (determined by dividing (x) the aggregate amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Market Price immediately prior to the granting of such Options, then, for purposes of SECTION 5(b)(i), the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued as of the date of granting of such Options and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration of such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of such Convertible Securities.

         (iii) If the Company shall issue, sell or otherwise distribute (including by assumption) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable or exercisable prior to the Expiration Date or thereafter, and the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the aggregate amount received or receivable by the Company as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (y) the maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Market Price immediately prior to such issuance, sale or distribution, then, for purposes of SECTION 5(b)(i), the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such

Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration such price per share, determined as provided above, therefor. Except as otherwise provided in paragraph (iv) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

         (iv) If (x) the purchase price provided for in any Option referred to in SECTION 5(B)(II) or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in SECTIONS 5
(B)(II) or 5(B)(III) or the rate at which any Convertible Securities referred to in SECTIONS 5(B)(II) or 5(B)(III) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this SECTION 5), or (y) any of such Options or Convertible Securities shall have terminated, lapsed or expired, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (x) of this paragraph (iv)) or had such adjustment not been made (in the case of any event referred to in clause (y) of this paragraph (iv)).

         (v) If the Company shall pay a dividend or make any other distribution upon any capital stock of the Company payable in Common Stock, Options or Convertible Securities, other than pursuant to a Common Stock Reorganization (which is governed by SECTION 5(A)), then, for purposes of this SECTION 5(B), such Common Stock, Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

         (vi) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, less any expenses in excess of reasonable and customary expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration at the time of its receipt by the Company as determined in good faith by the Board of Directors of the Company, less any expenses in excess of reasonable and customary expenses incurred in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be, at the time of the merger as determined in good faith by the Board of Directors of the Company (in making such determination the directors may give effect to the proposed acquisition and incorporate the prospects of the performance of the assets and business of the non-surviving corporation over the 12 month period following the acquisition, including any reasonably demonstrable synergistic or value enhancing factors). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

         (c) SPECIAL DIVIDENDS. If the Company shall issue or distribute to any holder or holders of shares of Common Stock evidences of indebtedness, any other securities of the Company or any cash, property or other assets (excluding (i) a Common Stock Reorganization and (ii) a Common Stock Distribution), whether or not accompanied by a purchase, redemption or other acquisition of shares of Common Stock (any such nonexcluded event being herein called a "Special Dividend"), then the Warrant Holder shall be entitled to a pro-rata share of such Special Dividend as though the Warrant Holder had fully exercised this Warrant immediately prior to the record date for such Special Dividend, and the Company shall pay or distribute such pro-rata share to Warrant Holder when paid or distributed to the holders of the Common Stock, OR the Warrant Holder may at its option decline to accept such payment or distribution in which case the (x) the Exercise Price shall be decreased, effective immediately after the effective date of such Special Dividend, to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Market Price immediately prior to such effective date MINUS any cash and the then fair market value, as determined in good faith by the Board of Directors of the Company, of any evidences of indebtedness, securities or property or other assets issued or distributed in such Special Dividend with respect to one share of Common Stock and PLUS the then fair market value, as determined in good faith by the Board of Directors of the Company, of any evidences of indebtedness, securities or property or other assets received by the Company in exchange for such Special Dividend, and the denominator of which shall be the Market Price immediately prior to such effective date, and (y) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed to be a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as part of such reclassification, a Common Stock Reorganization.

         (d) CAPITAL REORGANIZATION. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger of which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a Common Stock Reorganization) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, or any recapitalization of the Company (any such event being called a "CAPITAL REORGANIZATION"), then, effective upon the effective date of such Capital Reorganization, the Warrant holder shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Warrant Holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if the Warrant had been exercised immediately prior to the effective date of such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Warrant Holder an agreement as to the Warrant Holder's rights in accordance with this Section 5(d), providing, to the extent of any right to purchase equity securities hereunder, for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5(d) shall similarly apply to successive Capital Reorganizations.

         (e) ADJUSTMENT RULES.

                  (i) Any adjustments pursuant to this Section 5 shall be made successively whenever any event referred to herein shall occur, except that, notwithstanding any other provision of this Section 5, no adjustment shall be made to the number of Warrant Shares to be delivered to the Warrant Holder (or to the Exercise Price) if such adjustment represents less than 1% of the number of Warrant Shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of Warrant Shares to be so delivered.

                  (ii) No adjustments shall be made pursuant to this Section 5 in respect of the issuance of Warrant Shares upon exercise of the Warrant.

                  (iii) If the Company shall take a record of the holders of its Common Stock for any purpose referred to in this Section 5, then (x) such record date shall be deemed to be the date of the issuance, sale, distribution or grant in question and (y) if the Company shall legally abandon such action prior to effecting such action, no adjustment shall be made pursuant to this Section 5 in respect of such action.

                  (iv) In computing adjustments under this Section 5, (A) fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share, and (B) calculations of the Exercise Price shall be carried to the nearest one-thousandth of one cent.

                  (v) For the purpose of the adjustments pursuant to this
Section 5, each Contingent Options shall be deemed to have been issued on the earlier of (A) the date such Contingent Option is exercised and (B) the date of the exercise of this Warrant if such Contingent Option has not expired or been otherwise terminated before such date.

         (f) PROCEEDINGS PRIOR TO ANY ACTION REQUIRING ADJUSTMENT. As a condition precedent to the taking of any action which would require an adjustment pursuant to this SECTION 5, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Warrant Holder is entitled to receive upon exercise of the Warrant.

         (g) NOTICE OF ADJUSTMENT. Not less than 10 days after the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this SECTION 5 (or the date of the exercise of this Warrant, if sooner), the Company shall give notice to the Warrant Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and computation thereof. If the required adjustment is not determinable as the time of such notice, the Company shall give notice to the Warrant Holder of such adjustment and computation as soon as reasonably practicable after such adjustment becomes determinable.

         (h) SUBSEQUENT WARRANT CERTIFICATES. Irrespective of any adjustments in the Exercise Price or the number of Warrant Shares issuable upon exercise of the Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same Exercise Price per share of Common Stock and number and kind of Warrant Shares as are stated in this Warrant certificate.

         (i) DISPUTES. Any dispute which arises between the Warrant Holder and the Company with respect to the adjusted Exercise Price or Warrant Shares issuable upon exercise shall be determined by the independent auditors of the Company, and such determination shall be binding upon the Company and the holders of the Warrants and the Warrant Shares if made in good faith and without manifest error.

         (j) ADJUSTMENT OF PAR VALUE. If for any reason (including the operation of the adjustment provisions set forth in this Warrant), the Exercise Price on any date of exercise of this Warrant shall not be lawful and adequate consideration for the issuance of the relevant Warrant Shares, whether by reason of Section 153 of the Delaware General Corporation Law or otherwise, then the Company shall take such steps as are necessary (including the amendment of its certificate of incorporation so as to reduce the par value of the Common Stock) to cause such Exercise Price to be adequate and lawful consideration on the date the payment thereof is due, but if the Company shall fail to take such steps, then the Company acknowledges that the Warrant Holder shall have been damaged by the Company in an amount equal to an amount, which, when added to the total

Exercise Price for the relevant Warrant Shares, would equal lawful and adequate consideration for the issuance of such Warrant Shares, and the Company irrevocably agrees that if the Warrant Holder shall then forgive the right to recover such damages from the Company, such forgiveness shall constitute, and Company shall accept such forgiveness as, additional lawful consideration for the issuance of the relevant Warrant Shares.

         Section 6. REGISTRATION OF WARRANT SHARES. Neither the Warrant nor the Warrant Shares have been registered with the Commission under the Securities Act or qualified for sale pursuant to any state blue sky law, and neither may be sold or transferred without such registration or qualification, except pursuant to an exemption therefrom. No rights shall be hereby granted which are in violation of applicable securities laws or regulations.

         (a) DEMAND REGISTRATION.

                  (i) At any time upon delivery to the Company by the holder or holders of at least 50% of all Warrants and Warrant Shares (such percentage determined by aggregating the number of Warrant Shares into which Warrants are then exercisable and the number of Warrant Shares then outstanding) (the "INITIATING HOLDERS") of a written request (a "REGISTRATION REQUEST") that the Company effect a registration under the Securities Act of Registrable Securities, which Registration Request shall specify the number of shares of Registrable Securities proposed to be sold (which number of shares for all such Initiating Holder(s) must aggregate at least 50% of the Common Stock represented by all outstanding Warrants and Warrant Shares, and the intended method of disposition thereof, the Company will:

                  (x) promptly (but in any case within 10 days) give written notice of such Registration Request to all other holders of Warrants and to all other holders of Registrable Securities, which holders shall be entitled to join such Registration Request by delivering to the Company within 30 days a notice specifying the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof, in which case the term "Initiating Holders" shall include such other holders and the Registration Request shall be deemed to cover such holders and such number of shares of Registrable Securities proposed to be sold by such holders; and

                  (y) use its best efforts to effect, as expeditiously as possible, the registration of all Registrable Securities covered by such Registration Request; PROVIDED that (A) subject to SECTION 6(a)(ii) the Company shall not be obligated to effect a registration of Registrable Securities pursuant to the Warrants on more than one occasion for Registration Requests from the Initial Holders and their transferees and assignees under all Warrants and Warrant Shares, together as a group (PROVIDED that in the event that notwithstanding its best efforts, the Company is unable to register 100% of the Registrable Securities, the holders of the Warrants, together as a group, shall be entitled to one additional Registration Request), (B) the Company shall not be obligated to effect a registration of Registrable Securities pursuant to the Warrants on more than one occasion in any six month period, and (C) notwithstanding any provision to the contrary herein, the Company may delay the filing of a registration statement for such Registrable Securities for a period of up to 90 days, measured from the date that the Company receives the applicable Registration Request, by furnishing to each Initiating Holder within five Business Days of such receipt a certified resolution of the Board of Directors of the Company stating that in the good faith judgment of the Board it would be detrimental or otherwise disadvantageous to the Company or its shareholders for such a registration statement to be filed as expeditiously as possible. If the Company furnishes such certified resolution, the Initiating Holders may, in their discretion, elect to relieve the Company of its obligation to proceed to effect the requested registration of the Registrable Securities upon the expiration of the 90-day period by withdrawing their Registration Request. A Registration Request withdrawn pursuant to the previous sentence shall not be counted as a Registration Request.

                  (ii) If the Initiating Holders so elect, the offering of the Registrable Securities to be registered following a Registration Request shall be in the form of an underwritten offering, in which case (x) the Initiating Holders and the Company shall mutually agree upon and select the managing underwriters and any additional investment bankers and managers to be used in connection with the offering; PROVIDED that if the Initiating Holders and the Company cannot mutually agree, the Company will be entitled to select the managing underwriters and additional investment bankers, but the managing underwriters and additional investment bankers so selected must by reasonably satisfactory to the Initiating Holders, (y) the right of any Initiating Holder to cause the Company to register its Registrable Securities pursuant to this
SECTION 6(a) shall be conditioned upon the inclusion of such Initiating Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by such Initiating Holder and a majority in interest of all Initiating Holders) to the extent provided herein and (z) all Initiating Holders proposing to include their Registrable Securities in the registration and underwritten offering shall enter into an underwriting agreement in customary form with the representative(s) of the underwriters for such underwritten offering; PROVIDED FURTHER that the Company may decline to have the offering of such Registrable Securities be in the form of an underwritten offering, in which case such Registration Request shall not be counted as a Registration Request for the purposes of the limitation on the number of Registration Requests contained in the proviso to SECTION 6(a)(i).

                  (iii) Any registration statement filed pursuant to a Registration Request may include other securities of the Company being sold for the account of the Company or for the account of any other holders. If the representative(s) of the underwriters for an offering which includes any such other securities advises the Company that marketing factors require a limitation on the amount of securities to be underwritten, the amount of securities that shall be entitled to be included in the registration and underwriting shall be allocated first to the Registrable Securities, and second to securities being sold for the account of the Company and any other holders.

                  (iv) In lieu of registering the Registrable Securities proposed to be sold pursuant to a Registration Request, the Company shall have the right, exercisable by the delivery of a written notice to the Initiating Holders within 20 Business Days after the Company receives the applicable Registration Request, to purchase all but not part of the Registrable Securities proposed to be sold in such Registration Request for cash at a price per share equal to the Market Price on the date of such Registration Request. Upon delivery by the Company of such written notice, the Company and the Initiating Holders shall be legally obligated to consummate the purchase contemplated hereby within 30 days after the Company delivers its written notice, which period may be extended only with the consent of the Company and each Initiating

Holder. Without limiting the rights of the Initiating Holders to pursue all other legal and equitable remedies, if the Company shall fail to consummate the purchase within the requisite time period, the Company shall remain obligated to effect a registration of such Registrable Securities pursuant to this SECTION 6(a).

         (b) PIGGYBACK REGISTRATION.

                  (i) If the Company at any time or from time to time proposes to file a registration statement under the Securities Act with respect to an offering of shares of Common Stock for cash (x) for the Company's own account (other than registration statement on Form S-4 or S-8 (or any successor or similar form that may be adopted by the Commission)) or (y) for the account of any holders of shares of Common Stock, Options, or Convertible Securities other than Warrants and Warrant Shares, then the Company at each such time shall give prompt written notice of such proposed filing to each holder of Warrants and to each holder of Registrable Securities (but in no event less then 10 Business Days before the anticipated filing date), and such notice shall offer each holder of Warrants and each holder of Registrable Securities the opportunity to register such number of Registrable Securities as the such holder may request, by notice to the Company within 5 Business Days, on the same terms and conditions as the other shares of Common Stock to be included in such offering.

                  (ii) If the registration of which the Company gives notice pursuant to this SECTION 6(b) is for an underwritten public offering, (x) the notice provided by the Company shall so state, (y) the right of any holder of Registrable Securities to cause the Company to register such holders' Registrable Securities pursuant to this SECTION 6(b) shall be conditioned upon the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein and (z) all holders of Registrable Securities proposing to include their Registrable Securities in the registration shall enter into an underwriting agreement in customary form for such an underwritten offering with the representative(s) of the underwriters selected by the Company. The Company shall have no obligation to consult with or obtain the consent of any holder of Warrants or any holder of Registrable Securities in selecting any underwriters or investment bankers for an offering registered pursuant to this SECTION 6(b).

                  (iii) Notwithstanding any other provision of this SECTION 6(b), if an offering for which the Company gives notice pursuant to SECTION 6(b)(I) is to be underwritten and the representative(s) of the underwriters for the offering advises the Company that marketing factors require a limitation on the amount of securities to be underwritten, (x) the Company shall so advise all holders of Registrable Securities requesting registration pursuant to this
Section 6(b) and (y) the amount of Registrable Securities requested to be offered may be excluded or reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such representative(s) of the underwriters; PROVIDED that the amount of securities entitled to be included in the registration and underwriting shall be allocated first to the securities being sold for the Company's own account

(based on the number of such securities specified in the notice given by the Company pursuant to SECTION 6(b)(i)), then to the securities being sold for the account of The Equitable Life Assurance Society of the United States (or its successors or assigns) to the extent such securities are entitled to such priority pursuant to agreements of the Company in effect on the Closing Date, and then PRO RATA among the Registrable Securities and any other securities entitled to be included in such registration, but PROVIDED FURTHER that with respect to the each of the first two underwritten registrations for the account of the Company following the initial issuance of this Warrant, the holders shall be entitled to have included in each such registration at least 50% of the Registrable Securities (the amount of Registrable Securities to be determined as to each registration at the time the Company gives notice thereof to the holders under CLAUSE (B)(II) above).

                  (iv) The Company may withdraw its notice of proposed registration given pursuant to Section 6(b)(i) at any time by giving written notice to each holder of Warrants and each holder of Registrable Securities, whereupon the Company shall not be required to cause such proposed registration to be effected.

         (c) REGISTRATION PROCEDURES. Upon receipt of a request for registration of Registrable Securities pursuant to SECTION 6(b), the Company will thereupon use its best efforts to effect the registration of the Registrable Securities that are the subject of such request as expeditiously as possible, subject to the provisions of SECTION 6(b) and in connection therewith:

                  (i) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof; the Company will include in such registration statement all information that any holder of such Registrable Securities (collectively, the "Participating Holders") shall reasonably request for the purpose of conforming such registration statement to the requirements of applicable law or of correcting any material misstatement or omission therein; and the Company will use its best efforts to cause such filed registration statement to become and remain effective until the securities covered by such registration statement are sold but not for more than 180 days;

                  (ii) Prior to filing such registration statement or any amendment or supplement thereto, the Company will furnish to the Participating Holders, their counsel and to each managing underwriter, if any, copies thereof, and thereafter furnish to the Participating Holders, their counsel and to each managing underwriter, if any, such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) in the prospectus included in such registration statement (including each preliminary prospectus) as the Participating Holders, their counsel or any managing underwriter may reasonably request in order to facilitate the sale of the Registrable Securities.

                  (iii) After the filing of the registration statement, the Company will promptly notify each Participating Holder of any stop order issued or, to the Company's Knowledge, threatened to be issued by the Commission and take all reasonable actions as soon as reasonably practicable to prevent the entry of such stop order or to remove it if entered.

                  (iv) The Company will use its best efforts to register or qualify the Registrable Securities to be offered by the Participating Holders for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as any Participating Holder shall reasonably request; PROVIDED that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction.

                  (v) At any time when a prospectus relating to a sale of Registrable Securities is required by law to be delivered in connection with sales by an underwriter or dealer, the Company will promptly notify each Participating Holder of the occurrence of any event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will promptly make available to each Participating Holder and to the underwriters any such supplement or amendment. Upon receipt of any notice from the Company of the occurrence of any event of the kind described in the preceding sentence, the Warrant Holder will forthwith discontinue the offer and sale of Registrable Securities pursuant to the registration statement covering such Registrable Securities until receipt by the Warrant Holder and the underwriters of the copies of such supplemented or amended prospectus and, if so directed by the Company, the Warrant Holder will deliver to the Company all copies, other than permanent file copies then in the Warrant Holder's possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the 180-day period during which such registration statement is required to be maintained effective as provided in SECTION 6(c)(i) shall be extended by the number of days during the period from and including the date of the giving of such notice to the date when the Company shall make available to the Warrant Holder such supplemented or amended prospectus.

                  (vi) The Company will enter into customary agreements (including an underwriting agreement in customary form if the offering is to be underwritten) and take such other actions as are reasonably required in order to expedite or facilitate the sale of such Registrable Securities.

                  (vii) The Company will furnish to each Participating Holder and to each underwriter a signed counterpart, addressed to the Participating Holder or underwriter, of (x) an opinion or opinions of counsel to the Company and (y) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and reasonably satisfactory in form and substance to each Participating Holder and underwriter, and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as any Participating Holder or the managing underwriter or underwriters reasonably request.

                  (viii) The Company will use its best efforts to comply with all applicable rules and regulations of the Commission, and will make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act and the rules and regulations of the Commission thereunder.

                  (ix) The Company will use its best efforts to cause all Registrable Securities registered pursuant to this Section 6 to be listed on each securities exchange on which securities issued by the Company of the same class as such Registrable Securities are then listed or to cause such Registrable Securities to be quoted on the NASDAQ National Market System if other securities issued by the Company of the same class are quoted thereon.

                  (x) The Company will promptly notify each Participating Holder and the managing underwriter or underwriters, if any, (A) when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective; (B) of any request by the Commission for any amendment or supplement to the registration statement or the prospectus or for additional information; and (C) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws or any jurisdiction or the initiation or threat of any proceeding for such purpose.

                  (xi) The Company will make available for inspection by a representative of a Participating Holder, by any underwriter participating in any disposition pursuant to the registration and by any attorney or account retained by a Participating Holder or underwriters (each, an "Inspector") such financial and other records, pertinent corporate documents and properties of the Company as the Company may reasonably request (the "Records"), and the Company will cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration.

                  (xii) The Company may require any Participating Holder to furnish in writing to the Company such information regarding the Participating Holder, as the case may be, the plan of distribution of the Registrable Securities and other information as may be legally required as the Company may from time to time reasonably request in writing.

                  (xiii) As a condition to the inclusion of Registrable Securities owned by any Participating Holder in a registration pursuant to SECTIONS 6(a) or 6(b), each such Participating Holder shall, if reasonably requested by the Company or by the representative(s) of the underwriters (if any) for such registered offering, agree to deliver to the Company and such representative(s) a legal opinion of such holder's counsel, covering such matters customarily requested of selling shareholders in connection with a public offering of shares as the Company or such representative(s) may reasonably request and in a form reasonably satisfactory to the Company or such representative(s), upon the closing of such offering.

         (d) REGISTRATION EXPENSES. The entire costs and expenses of any registration and qualification pursuant to this SECTION 6 shall be borne by the Company. Such costs and expenses shall include (i) all costs and expenses incident to the preparation, printing and filing of the registration statement and all amendments and supplements thereto, including all reasonable word processing, duplicating and printing expenses, (ii) all registration and filing fees payable to the Commission or The National Association of Securities Dealers, Inc., (iii) all fees and expenses (including reasonable fees and expenses of counsel) of compliance with securities or blue sky laws, (iv) the fees and expenses of counsel for the Company, of its independent accountants and of any other experts retained by the Company, (v) the cost of furnishing a reasonable number of copies of each preliminary prospectus, each final prospectus and each amendment or supplement thereto to underwriters, dealers and other purchasers of the Registrable Securities, (vi) all necessary and appropriate messenger and delivery expenses and (vii) all fees and expenses incurred in connection with any listing of the Registrable Securities on any securities exchange or providing for the quotation of the Registrable Securities on the NASDAQ National Market System; PROVIDED that each Participating Holder shall pay any underwriting fees, discounts or commissions, taxes and transfer taxes attributable to the sale of its Registrable Securities.

         (e) INDEMNIFICATION BY THE COMPANY. In the event of any registration pursuant to SECTION 6(a) OR (b) hereof, the Company agrees to indemnify and hold harmless each Participating Holder, its officers and directors, and each Person, if any, who controls any Participating Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement of omission or alleged untrue statement or omission based upon information relating to the Participating Holder or the plan of distribution furnished in writing to the Company by the Participating Holder expressly for use therein. The Company also agrees to indemnify any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Participating Holder provided in this SECTION 6(e).

         (f) INDEMNIFICATION BY THE PARTICIPATING HOLDER. Each Participating Holder agrees to indemnify and hold harmless the Company, its officers and directors, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Participating Holder, but only with reference to information relating to such Participating Holder or the plan of distribution furnished in writing by the Participating Holder expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. Each Participating Holder also agrees to indemnify and hold harmless any underwriters of the Registrable Securities, their officers and directors and each person who controls such underwriters on substantially the same basis as that of the indemnification of the Company provided in this
SECTION 6(f).

         (g) CONDUCT OF INDEMNIFICATION PROCEEDINGS. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to SECTION 6(e) or 6(f), such Person (the "Indemnified Party") shall promptly notify the Person against whom such Indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party, upon the request of the Indemnified Party, shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than two separate firms of attorneys (in addition to any legal counsel to such Indemnifying Party) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Parties shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld), but if settled with such consent, or if there by a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

         (h) LOCK UP. In connection with any underwritten public offering of shares of Common Stock of the Company registered pursuant to the Securities Act, if the managing underwriter for such registration shall so request, the holders of Registrable Securities shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Registrable Securities

(other than those shares of Common Stock included in such registration) without the prior written consent of the underwriters for a period designated by the underwriters in writing to the holders of Registrable Securities, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

         Section 7. TRANSFER OF WARRANT. The Warrant Holder upon transfer of the Warrant must deliver to the Company a duly executed Warrant Assignment in the form of EXHIBIT B, with, in the case of any transfer other than a transfer by an Initial Holder or its Affiliates, funds sufficient to pay any transfer tax imposed in connection with such assignment (if any), and upon surrender of this Warrant Certificates to the Company, the Company shall execute and deliver a new Warrant Certificate or Certificate in the form of this Warrant Certificate with appropriate changes to reflect such Assignment, in the name or names of the assignee or assignees specified in the Warrant Assignment or other instrument of assignment and, if the Warrant Holder's entire interest is not being transferred or assigned, in the name of the Warrant Holder, and upon the Company's execution and delivery of such new Warrant Certificate or Certificates, this Warrant Certificate shall promptly be cancelled; and PROVIDED that only an assignee which is an Affiliate of an Initial Holder shall have the rights limited to an Initial Holder hereunder. Any transfer or exchange of this Warrant Certificate shall be without charge to the Warrant Holder (except as provided above with respect to transfer taxes, if any) and any new Warrant Certificate or Certificates issued shall be dated the date hereof. Any transfer of this Warrant shall be in compliance with the other provisions hereof.

         Section 8. ASSISTANCE IN DISPOSITION OF WARRANT OR WARRANT SHARES. Notwithstanding any other provision herein, in the event that it becomes unlawful for the Warrant Holder to continue to hold the Warrant, in whole or in part, or some or all of the shares of Common Stock held by it, or restrictions are imposed on any the Warrant Holder by any statute, regulation or governmental authority which, in the reasonable judgment of the Warrant Holder, make it unduly burdensome to continue to hold the Warrant or such shares of Common Stock, the Warrant Holder may sell or otherwise dispose of the Warrant (subject to the restrictions on transfer provided in Section 7) or its shares of Common Stock, and the Company agrees to provide reasonable assistance to the Warrant Holder in disposing of the Warrant and such shares of Common Stock in a prompt and orderly manner and, at the request of the Warrant Holder, to provide (and authorize the Warrant Holder to provide) financial and other information concerning the Company to any prospective purchaser of the Warrant or shares of Common Stock owned by the Warrant Holder, provided that such purchasers shall agree to be bound by the confidentiality provisions of Section 14(h) hereof.

         Section 9. DRAG-ALONG RIGHTS. In connection with the sale (directly or indirectly, in a single transaction or series of related transactions) of the Company whether through (a) the disposition of all or substantially all of the assets or businesses of the Company followed by a distribution of the consideration received in such disposition to the Company's shareholders, (b) the sale or issuance to a purchaser of all or a controlling interest in the outstanding Common Stock, or (c) the merger or consolidation of the Company with or into another corporation, where the consideration to be received by the Company's shareholders in connection with such sale consists solely of cash or readily marketable securities, the Company shall have the right to require the holder of this Warrant, to sell this Warrant to the transferee in connection with such sale. The sale price for this Warrant shall be paid for at a price equal to the difference between the exercise price for the Warrant Shares and the price per share to be paid to the Company or its shareholders for its Common Stock in the proposed sale; and, otherwise, upon the same terms and conditions as the proposed sale by the Company or its shareholders (the "Drag-Along Right"). The Company shall notify the holder of such proposed transfer. Such notice (the "Drag-Along Notice") shall set forth: (w) the name and address of the proposed transferee, (x) the amount of consideration and terms and conditions of payment offered by the proposed transferee, (y) confirmation that the proposed transferee has been informed of the Drag-Along Right provided for in this SECTION 9 and has agreed to purchase this Warrant in accordance with the terms hereof and (z) the date, location and other provisions with respect to the closing of the transaction.

         Section 10. COVENANTS. The Company agrees that from the Closing Date through the first to occur of (x) the Expiration Date and (y) the exercise of all Warrants as to all Warrant Shares:

         (a) INFORMATION. The Company will deliver to the Warrant Holder:

                  (i) As soon as available and in any event within 90 days after the end of each fiscal year, an audited consolidated balance sheet of the Company and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income, of cash flows, and of changes in stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and reported on without qualification by Arthur Andersen, LLP or other public accountants of nationally recognized standing;

                  (ii) Simultaneously with the delivery of each set of financial statements referenced in SUBSECTION (a)(i) of this SECTION 10, a consolidating balance sheet in reasonable detail of the Company and its consolidated subsidiaries as of the end of such fiscal year and the related consolidating statement of income for such fiscal year, setting forth, in each case, in comparative form the figures for the previous fiscal year, all certified by the chief financial officer, the treasurer, or chief accounting officer of the Company;

                  (iii) As soon as available but not later than 50 days after the end of each fiscal quarter, a consolidated and consolidating balance sheet of the Company as of the end of such fiscal quarter, and the related consolidated and consolidating statements of income, cash flows, and changes in stockholders' equity for such fiscal quarter and for the portion of the fiscal year ended at the end of such fiscal quarter, setting forth, in each case, in comparative form the figures for the corresponding fiscal quarter and the corresponding portion of the previous fiscal year, together with a management report on and analysis of the Company's prospects and operations, all certified (subject to normal year-end audit adjustments) as to fairness of presentation and consistency by the chief financial officer, the treasurer, or the chief accounting officer of the Company;

                  (iv) Promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) that the Company or any of its subsidiaries shall have filed with the Securities and Exchange Commission;

                  (v) Promptly all statements and notices sent to the Company's shareholders or the holders of any indebtedness of the Company;

                  (vi) Promptly upon receipt thereof, copies of each report submitted to the Board of Directors (or the Audit Committee thereof) of the Company by independent public accountants in connection with any annual, interim, or special audit made by them of the consolidated financial statements of the Company and its Consolidated Subsidiaries including each report submitted to the Board of Directors (or the Audit Committee thereof) of the Company concerning its accounting practices and systems and any final "management letter" submitted by such accountants to management in connection with the annual audit of the Company and its consolidated subsidiaries (PROVIDED that if the Company is not required to provide such reports under the Senior Credit Agreement, then such reports need not be provided under this SECTION 10(a)(vi));and

                  (vii) From time to time, such additional information regarding the business, properties, financial position, results of operations, or prospects of the Company or any of its subsidiaries as the Warrant Holder may reasonably request;

PROVIDED that the Company shall not be required to deliver information and notices under this SECTION 10(a) to the Warrant Holder if the Warrant Holder is already receiving the same information and notices as a Lender under the Subordinated Credit Agreement.

         (b) MAINTENANCE OF BUSINESS. The Company will continue, and will cause each of its Subsidiaries to continue, to engage in the business the Company and its Subsidiaries are engaged in at the Closing Date and business activities reasonably related thereto, will not, and will not permit any of its Subsidiaries to, expand into any other lines of business except as permitted above, whether related or unrelated, and will preserve, renew, and keep in full force and effect, and will, and will cause each of its Subsidiaries to, preserve, renew, and keep in full force and effect, its corporate existence and all material rights, privileges, and franchises necessary or desirable in the customary conduct of business.

         (c) AFFILIATE TRANSACTIONS. The Company will not, and will not permit any of its subsidiaries to engage in any transaction to make any payment that would violate Section 5.14 of the Subordinated Credit Agreement.

         (d) AMENDMENTS OF ORGANIZATIONAL DOCUMENTS. The Company shall not amend its Certificate or Articles of Incorporation or other organizational documents in any way which could adversely affect the Warrant Holder or the holders of Warrant Shares.

         (e) SECURITIES FILINGS; RULES 144 & 144A. The Company will (i) file any reports required to be filed by it under the Securities Act, the Exchange Act or the rules and regulations adopted by the Commission thereunder, (ii) use all reasonable efforts to cooperate with the Warrant Holder and each holder of Warrant Shares in supplying such information concerning the Company as may be necessary for the Warrant Holder or holder to complete and file any information reporting forms currently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or Warrant Shares, (iii) take such further action as the Warrant Holder may reasonably request to the extent required from time to time to enable the Warrant Holder to sell Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, and (iv) upon the request of the Warrant Holder, deliver to the Warrant Holder a written statement as to whether it has complied with such reporting requirements.

         (f) OBTAINING OF GOVERNMENTAL APPROVALS AND STOCK EXCHANGE LISTINGS. The Company will, at its own expense, (i) obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities which may from time to time be required of the Company in order to satisfy its obligations hereunder, and (ii) take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of the Warrants, will be listed on each securities exchange, if any, on which the Common Stock is then listed.

         Section 11. LOST, MUTILATED OR MISSING WARRANT CERTIFICATES. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in the case of loss, theft or destruction, upon receipt of indemnification satisfactory to the Company (in the case of an Initial Holder its unsecured, unbonded agreement of indemnity or affidavit of loss shall be sufficient) or, in the case of mutilation, upon surrender and cancellation of the mutilated Warrant Certificate, the Company shall execute and deliver a new Warrant Certificate of like tenor and representing the right to purchase the same aggregate number of Warrant Shares.

         Section 12. WAIVERS; AMENDMENTS. Any provision of this Warrant may be amended or waived with (but only with) the written consent of the Company and the Requisite Holders; PROVIDED that no such amendment or waiver shall, without the written consent of the Company and the Warrant Holder, (a) change the number of Warrant Shares issuable upon exercise of the Warrant or the Exercise Price,
(b) shorten the Expiration Date, or (c) amend, modify or waive the provisions of this Section or the definition of "Requisite Holders." Any amendment or waiver effected in compliance with this Section shall be binding upon the Company and the Warrant Holder. The Company shall give notice as soon as reasonably practicable to the Warrant Holder of any amendment or waiver effected in compliance with this Section. No failure or delay of the Company or the Warrant Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereon or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Company and the Warrant Holder hereunder are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 13. SUBORDINATION. THIS WARRANT AND THE INDEBTEDNESS AND OBLIGATIONS OF THE COMPANY HEREUNDER, IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO CERTAIN INDEBTEDNESS IN THE MANNER AND TO THE EXTENT SET FORTH IN THE SUBORDINATION PROVISIONS OF THE SUBORDINATED CREDIT AGREEMENT. THE WARRANT HOLDER ACKNOWLEDGES RECEIPT OF A COPY OF SUCH SUBORDINATION PROVISIONS AND, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY SUCH SUBORDINATION PROVISIONS.

         Section 14. MISCELLANEOUS.

         (a) SHAREHOLDER RIGHTS. The Warrant shall not entitle the Warrant Holder, prior to the exercise of the Warrant, to any voting rights as a shareholder of the Company.

         (b) EXPENSES. The Company shall pay all reasonable expenses of the Warrant Holder, including reasonable fees and disbursements of counsel, in connection with the preparation of the Warrant, any waiver or consent hereunder or any amendment or modification hereof, or the enforcement of the provisions hereof; PROVIDED that the Company shall not be required to pay any expenses of the Warrant Holder arising solely in connection with a transfer of the Warrant.

         (c) SUCCESSORS AND ASSIGNS. All the provisions of this Warrant by or for the benefit of the Company or the Warrant Holder shall bind and inure to the benefit of their respective successors and assigns.

         (d) SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         (e) NOTICES. Any notice or other communication hereunder shall be in writing and shall be sufficient if sent by first-class mail or courier, postage prepaid, and addressed as follows: (a) if to the Company, addressed to the Company at its address for notices as set forth below its signature hereon or any other address as the Company may hereafter notify to the Warrant Holder and
(b) if to the Warrant Holder, addressed to such address as the Warrant Holder may hereafter from time to time notify to the Company for the purposes of notice hereunder.

         (f) EQUITABLE REMEDIES. Without limiting the rights of the Company and the Warrant Holder to pursue all other legal and equitable rights available to such party for the other parties' failure to perform its obligations hereunder, the Company and the Warrant Holder each hereto acknowledge and agree that the remedy at law for any failure to perform any obligations hereunder would be inadequate and that each shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         (g) CONTINUED EFFECT. Rights and benefits conferred on the holders of Warrant Shares pursuant to the provisions hereof (including SECTION 6), and Persons entitled to the benefit of SECTION 9(b)(v), shall continue to inure to the benefit of, and shall be enforceable by, such holders, notwithstanding the surrender of the Warrant to, and its cancellation by, the Company upon the full or partial exercise or repurchase hereof.

         (h) CONFIDENTIALITY. The Warrant Holder agrees to keep confidential any financial information relating to the Company delivered by the Company hereunder (the "Information"); PROVIDED that nothing herein shall prevent the Warrant Holder from disclosing such information: (i) to any holder of Warrants or Warrant Shares, (ii) to any Affiliate of any holder of Warrants or Warrant Shares or any actual or potential transferee of the rights or obligations hereunder, that agrees to be bound by this SECTION 14(h), (iii) upon order, subpoena, or other process of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person that is not a party hereto or an affiliate of any such party,
(vii) in connection with the exercise of any remedy, or the resolution of any dispute, hereunder (viii) to the legal counsel or certified public accountants for any holder of Warrants or Warrant Shares, or (ix) as otherwise expressly contemplated by this Warrant. Warrant Holder expressly understands and acknowledges (i) that the Information may constitute material, non-public information regarding the Company, (ii) that the Company is subject to the Exchange Act, (iii) that Federal and state securities laws prohibit a Person in possession of material non-public information regarding a publicly-held issuer from, among other things, trading in the securities of such issuer, and (iv) such laws provide strict penalties for the violation thereof. Warrant Holder agrees that neither it, or anyone acting on its behalf, will, directly or indirectly, trade in Company securities in violation of any such Federal or state securities laws.

         (i) GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW.

         (j) SECTION HEADINGS. The section headings used herein are for convenience of reference only and shall not be construed in any way to affect the interpretation of any provisions of the Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized signatory as of the day and year first above written.

                           KELLSTROM INDUSTRIES, INC., a Delaware corporation



                           By /s/ Zivi R. Nedivi
                              ------------------------------------------
                           Name:  Zivi R. Nedivi
                           Title:  President and Chief Executive Officer

                           Address for Notices:

                           Attn:  Oscar Torres
                           1100 International Parkway
                           Sunrise, Florida  33323

                           Telephone:  954.845.0427
                           Facsimile:  954.858.2449



Attest:



---------------------------
         Asst. Secretary

                              EXHIBIT A TO WARRANT

                           FORM OF NOTICE OF EXERCISE

                                                      ____________________,20___

To:  KELLSTROM INDUSTRIES, INC.

         Reference is made to the Common Stock Purchase Warrant dated __________. Terms defined therein are used herein as therein defined.

         The undersigned, pursuant to the provisions set forth in the Warrant, hereby irrevocably elects and agrees to purchase _______ shares of Common Stock, and makes payment herewith in full therefor at the Exercise Price of $_______________ in the following form:
___________________________________________________________.

         [If the number of shares as to which the Warrant is being exercised is less than all of the shares purchasable thereunder, the undersigned hereby requests that a new Warrant Certificate representing the remaining balance of the shares be registered in the name of ______________, whose address is:

_______________________________.]

         The undersigned hereby represents that it is exercising the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution and that the Warrant Holder will not offer, sell or otherwise dispose of the Warrant or any underlying Warrant Shares in violation of applicable securities laws.

                                              [NAME OF WARRANT HOLDER]



                                              By
                                                 ----------------------------
                                              Name:
                                              Title:

                                              [ADDRESS OF WARRANT HOLDER]

                              EXHIBIT B TO WARRANT

                           FORM OF WARRANT ASSIGNMENT

         Reference is made to the Common Stock Purchase Warrant dated ____________, issued by KELLSTROM INDUSTRIES, INC. Terms defined therein are used herein as therein defined.

         FOR VALUE RECEIVED ____________________ (the "Assignor") hereby sells, assigns and transfers all of the rights of the Assignor as set forth in such Common Stock Purchase Warrant, with respect to the number of Warrant Shares covered thereby as set forth below, to the Assignee(s) as set forth below:

         NUMBER OF WARRANT SHARES

NAME(S) OF ASSIGNEE(S)         ADDRESS(ES)          NUMBER OF WARRANT SHARES
----------------------         -----------          ------------------------

         All notices to be given by the Company to the Assignor as Warrant Holder shall be sent to the Assignee(s) at the above listed address(es), and, if the number of shares being hereby assigned is less than all of the shares covered by the Warrant held by the Assignor, then also to the Assignor.

         In accordance with Section 7 of the Warrant Certificate, the Assignor requests that the Company execute and deliver a new Warrant Certificate or Warrant Certificates in the name or names of the assignee or assignees, as is appropriate, or, if the number of shares being hereby assigned is less than all of the shares covered by the Warrant held by the Assignor, new Warrant Certificates in the name or names of the assignee or the assignees, as is appropriate, and in the name of the Assignor.

         The undersigned represents that the Assignee has represented to the Assignor that the Assignee is acquiring the Warrant for its own account or the account of an Affiliate for investment purposes and not with the view to any sale or distribution, and that the Assignee will not offer, sell or otherwise dispose of the Warrant or the Warrant Shares except under circumstances as will not result in a violation of applicable securities laws.

         Dated:  _________________, 20___

                                                     [NAME OF ASSIGNOR]



                                                     By
                                                       ------------------------
                                                     Name:
                                                     Title:

                                                     [ADDRESS OF ASSIGNOR]


                                       1